Exhibit 10.31

AGREEMENT OF ADHESION TO THE CONTRACT OF SALE (the “Agreement”) dated October 4, 2022, to the contract for sale of shares, dated February 21, 2022, as modified by amending agreements dated June 30, August 24, September 22 and September 30, 2022, (The “Contract of Sale”) entered into by The RJL Family Trust (the RJL Family Trust), The JL Family Trust (The JL Family Trust), as Subscribing Sellers (the “Subscribing Sellers”) and Grupo Salud Auna México, S.A. de C.V. and Mr. Jesús Antonio Zamora León (the “Buyers”), as buyers, with the appearance of Mr. Genaro Levinson Marcovich, Ms. Hana Krinitzky Melamed, Mr. Dan Levinson Krinitzky, Mr. Roberto Joab Levinson Krinitzky and Mr. Joseph Levinson Krinitzky (the “Original Sellers”) and Hospital y Clínica OCA, S.A. de C.V., DRJ Inmuebles, S.A. de C.V., Inmuebles JRD 2000, S.A. de C.V. and Tovleja HG, S.A. de C.V.(the “Companies”), based on the following Background, Statements and Clauses:

Capitalized words used in this Agreement and not expressly defined herein shall have the meaning attributed to such terms in the Contract of Sale (as such term is defined below).

BACKGROUND

FIRST. In accordance with the Contract of Sale, the Sellers, as applicable, agreed to sell the shares representing 100% (one hundred percent) of the outstanding share capital of the Companies and, in turn, the Buyers agreed to acquire from the Sellers all such shares.

SECOND. In accordance with the provisions of Section 9.08(c) of the Contract of Sale, it is the will of the Subscribing Sellers to adhere to the terms and conditions set forth in the Contract of Sale in order to assume any and all statements and obligations of the Original Sellers with respect to the Shares of the Subscribing Sellers (as such term is defined below) under the Contract of Sale.

STATEMENTS

I. The Buyers assume and declare the terms of their respective statements, made in accordance with the Contract of Sale, which are held to be incorporated by reference to this instrument and are confirmed and ratified by each of said parties in their entirety.

II. The Original Sellers assume and declare the terms of their respective statements, made in accordance with the Contract of Sale, which are held to be incorporated by reference to this instrument and are confirmed and ratified by each of said parties in their entirety.

III. The Companies assume and declare the terms of their respective statements, made in accordance with the Contract of Sale, which are held to be incorporated by reference to this instrument and are confirmed and ratified by each of said parties in their entirety.

IV. The Subscribing Sellers declare, through their attorneys-in-fact, that:

(a) Each of the Subscribing Sellers are trust agreements (known as Trusts) duly executed in accordance with the laws of the State of Delaware in the United States of America with sufficient capacity to execute or enter into this Agreement;

(b) The attorneys-in-fact who enter into this Agreement have all the necessary powers to bind them in terms of this Agreement and the Contract of Sale and said powers have not been revoked or modified as of the date of this Agreement.

(c) The execution and performance of any of their obligations under this Agreement is authorized according to its purposes and has been duly authorized.

(e) The execution and performance of their obligations under this Agreement and under the Contract of Sale, does not (1) result in or will not result in a breach of the terms, conditions or provisions of, does not and will not constitute cause for termination or early expiration pursuant to, and does not and will not require any consent pursuant to, any agreement, contract, instrument or document to which it is a party or under which it is bound, (2) contravene or will not contravene any of the terms or provisions of its articles of incorporation, and (3) contravene or will not contravene any Authorization, Judgment, or Applicable Laws.

(f) The JL Family Trust is the legitimate and legal owner of 15,521 (fifteen thousand five hundred twenty-one) Shares, Series ”C“, with no nominal value shown, and The RJL Family Trust is the legitimate and legal owner of 18,199 (eighteen thousand one hundred ninety-nine) shares, Series “C”, with no nominal value shown, in both cases issued by Hospital and Clínica Oca (collectively, the “Shares of the Subscribing Sellers”), which are free from all Encumbrances or any third party rights.

(g) This Agreement constitutes a valid and enforceable obligation at their expense, in accordance with its terms; and

(h) It is their will to adhere to the terms and conditions set forth in the Contract of Sale in order to assume any and all statements and obligations of the Original Sellers under the Contract of Sale.

CLAUSES

FIRST. ADHESION. As of this date, the Subscribing Sellers agree to adhere to the Contract of Sale, as sellers, so they will be subject to the rights and will assume the obligations provided for the Original Sellers under the Contract of Sale. Likewise, the Subscribing Sellers accept and acknowledge the obligation under the exact same terms and conditions provided for in the Contract of Sale applicable to the Original Sellers.

Any and all references to the Original Sellers in the Contract of Sale shall include, from this date, the Subscribing Sellers.

SECOND. ENTRY INTO FORCE. This Agreement shall take effect from the date of its execution.

THIRD. NO NOVATION. The execution of this Agreement does not constitute novation, payment, prepayment, fulfillment or termination of any of the obligations of the Parties under the Contract of Sale, including its annexes, appendices and modifications.

FOURTH. NOTIFICATIONS AND NOTICES. All notices and other communications relating to this Agreement shall be made in the manner set forth in Section 9.01 of the Contract of Sale. For these purposes, the Subscribing Sellers hereby establish as their domicile to receive said notifications that established by the Original Sellers in Section 9.01 of the Contract of Sale.

FIFTH. EXPENSES. All expenses and costs in relation to the preparation and execution of this Agreement and the other documents to be executed in accordance with it shall be borne by the corresponding party.

SIXTH. INTEGRATION. The Agreement shall form an integral part of the Contract of Sale and shall be subject to and governed by the provisions thereof.

SEVENTH. ABSENCE OF DEFECTS IN CONSENT. The Subscribing Sellers, the Original Sellers and the Buyers declare and accept that for the execution of this legal act there is no error, willful misconduct, bad faith, violence or injury, nor any defect of will that invalidates it and for this reason they waive any action that may correspond to them for said concepts.

EIGHTH. ILLEGALITY OF PROVISIONS. In the event that any provision of this Agreement is found to be unlawful, invalid or unenforceable in accordance with any present or future Applicable Law, or if the rights or obligations of any of the Parties under this Agreement are significantly or adversely affected by it: (a) such provision shall be completely deleted, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision would have never been part of it, and (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by deletion thereof.

NINTH. JURISDICTION AND APPLICABLE LAW. For everything related to the Agreement, the Subscribing Sellers, the Original Sellers and the Buyers expressly and irrevocably submit to the applicable laws of the United Mexican States. The Parties agree and acknowledge that, to resolve any Dispute arising out of or related to this Agreement, they are subject to the provisions set forth in Section 9.04 of the Contract of Sale.

[signature sheets follow]

IN WITNESS WHEREOF, the Parties sign this Agreement on the date indicated in the introduction.

THE BUYERS

Grupo Salud Auna México, S.A, de C.V.

By:	/s/ Jesus Antonio Zamora León
Name: Jesus Antonio Zamora León
Position: Legal Representative

By:	/s/ Jesus Antonio Zamora León
Jesus Antonio Zamora León
In his own right

[Signature sheet of the Agreement of Adhesion to the Contract for Sale of Shares entered into, on the one hand, by The RJL Family Trust (The RJL Family Trust), The JL Family Trust (The JL Family Trust),, as subscribing sellers, and Grupo Salud Aúna México, S.A. de C.V., and Jesus Antonio Zamora León as buyers, with the appearance of Mr. Genaro Levinson Marcovich, Ms. Hana Krinitzky Melamed, Mr. Dan Levinson Krinitzky, Mr. Roberto Joab Levinson Krinitzky and Mr. Joseph Levinson Krinitzky and Hospital y Clínica OCA, S.A. de C.V., DRJ Inmuebles, S.A. de C.V., Inmuebles JRD 2000, S.A. de C.V. and Tovleja HG, S.A. de C.V.]

THE ORIGINAL SELLERS

Genaro Levinson Marcovich

/s/ Genaro Levinson Marcovich

Hana Krinitzky Melamed,

/s/ Hana Krinitzky Melamed

Dan Levinson Krinitzky,

/s/ Dan Levinson Krinitzky

Roberto Joab Levinson Krinitzky

/s/ Roberto Joab Levinson Krinitzky

Joseph Levinson Krinitzky

/s/ Joseph Levinson Krinitzky

[Signature sheet of the Agreement of Adhesion to the Contract for Sale of Shares entered into, on the one hand, by The RJL Family Trust (The RJL Family Trust), The JL Family Trust (The JL Family Trust),, as subscribing sellers, and Grupo Salud Auna Mexico, S.A. de C.V., and Jesus Antonio Zamora León as buyers, with the appearance of Mr. Genaro Levinson Marcovich, Ms. Hana Krinitzky Melamed, Mr. Dan Levinson Krinitzky, Mr. Roberto Joab Levinson Krinitzky and Mr. Joseph Levinson Krinitzky and Hospital y Clínica OCA, S.A. de C.V., DRJ Inmuebles, S.A. de C.V., Inmuebles JRD 2000, S.A. de C.V. and Tovleja HG, S.A. de C.V.]

THE COMPANIES

Hospital y Clínica OCA, S.A. de C.V.

By:	/s/ Genaro Levinson Marcovich
Name: Genaro Levinson Marcovich
Position: Legal Representative

DRJ Inmuebles, S.A. de C.V.

By:	/s/ Genaro Levinson Marcovich
Name: Genaro Levinson Marcovich
Position: Legal Representative

Inmuebles JRD 2000, S.A. de C.V.

By:	/s/ Genaro Levinson Marcovich
Name: Genaro Levinson Marcovich
Position: Legal Representative

Tovleja HG, S.A. de C.V.

By:	/s/ Genaro Levinson Marcovich
Name: Genaro Levinson Marcovich
Position: Legal Representative

[Signature sheet of the Agreement of Adhesion to the Contract for Sale of Shares entered into, on the one hand, by The RJL Family Trust (The RJL Family Trust), The JL Family Trust (The JL Family Trust),, as subscribing sellers, and Grupo Salud Auna Mexico, S.A. de C.V., and Jesus Antonio Zamora León as buyers, with the appearance of Mr. Genaro Levinson Marcovich, Ms. Hana Krinitzky Melamed, Mr. Dan Levinson Krinitzky, Mr. Roberto Joab Levinson Krinitzky and Mr. Joseph Levinson Krinitzky and Hospital y Clínica OCA, S.A. de C.V., DRJ Inmuebles, S.A. de C.V., Inmuebles JRD 2000, S.A. de C.V. and Tovleja HG, S.A. de C.V.]

THE SUBSCRIBING SELLERS

The RJL Family Trust (The RJL Family Trust)

By:	/s/ Roberto Joab Levinson Krinitzky
Name: Roberto Joab Levinson Krinitzky
Position: Attorney-in-fact

The JL Family Trust (The JL Family Trust)

By:	/s/ Roberto Joab Levinson Krinitzky
Name: Roberto Joab Levinson Krinitzky
Position: Attorney-in-fact

[Signature sheet of the Agreement of Adhesion to the Contract for Sale of Shares entered into, on the one hand, by The RJL Family Trust (The RJL Family Trust), The JL Family Trust (The JL Family Trust),, as subscribing sellers, and Grupo Salud Auna Mexico, S.A. de C.V., and Jesus Antonio Zamora León as buyers, with the appearance of Mr. Genaro Levinson Marcovich, Ms. Hana Krinitzky Melamed, Mr. Dan Levinson Krinitzky, Mr. Roberto Joab Levinson Krinitzky and Mr. Joseph Levinson Krinitzky and Hospital y Clínica OCA, S.A. de C.V., DRJ Inmuebles, S.A. de C.V., Inmuebles JRD 2000, S.A. de C.V. and Tovleja HG, S.A. de C.V.]